                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                         ST. JOSEPH CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                         ST. JOSEPH CAPITAL CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

[ST. JOSEPH CAPITAL BANK LOGO]



                                  April 7, 2000

Dear Fellow Stockholder:

         On behalf of the board of directors and management of St. Joseph Capital Corporation, I cordially invite you to attend the annual meeting of stockholders to be held at 5:30 p.m. on May 16, 2000 at the Center for Continuing Education at the University of Notre Dame, Notre Dame, Indiana. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 1999 annual report to stockholders. At the meeting we shall report on our operations and the outlook for the year ahead.

         Your Board of Directors has nominated four persons to serve as Class I directors. Each of the nominees are incumbent directors. In addition, the Company's management has selected and recommends that you ratify the selection of Crowe, Chizek and Company LLP to continue as the Company's independent public accountants for the year ending December 31, 2000.

         We recommend that you vote your shares for the director nominees and in favor of the proposal.

         I encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

         If you have any questions concerning these matters, please do not hesitate to contact me at (219) 273-9700. We look forward with pleasure to seeing and visiting with you at the meeting.

                                          Very truly yours,

                                          ST. JOSEPH CAPITAL CORPORATION



                                          John W. Rosenthal
                                          Chairman





--------------------------------------------------------------------------------

     3820 Edison Lakes Parkway - Mishawaka, IN 46545 - Phone: (219) 273-9700

[ST. JOSEPH CAPITAL BANK LOGO]



                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2000

To the stockholders of

         ST. JOSEPH CAPITAL CORPORATION

         The annual meeting of the stockholders of St. Joseph Capital Corporation, a Delaware corporation, will be held at the Center for Continuing Education at the University of Notre Dame, Notre Dame, Indiana on Tuesday, May 16, 2000, at 5:30 p.m., local time, for the following purposes:

         1.   to elect four Class I directors for a term of three years.

         2. to approve the appointment of Crowe, Chizek and Company LLP as our independent public accountants for the fiscal year ending December 31, 2000.

         3. to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

         We are not aware of any other business to come before the annual meeting. Any action may be taken on any one of the foregoing proposals at the annual meeting on May 16, 2000, or on any date to which the meeting may be adjourned or postponed. The board of directors has fixed the close of business on March 24, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us the time for further solicitation of proxies.

                                    By order of the Board of Directors



                                    John W. Rosenthal
                                    Chairman

Mishawaka, Indiana
April 7, 2000


--------------------------------------------------------------------------------

     3820 Edison Lakes Parkway - Mishawaka, IN 46545 - Phone: (219) 273-9700

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation by the board of directors of St. Joseph Capital Corporation of proxies to be voted at the annual meeting of stockholders to be held at the Center for Continuing Education at the University of Notre Dame, Notre Dame, Indiana on Tuesday, May 16, 2000, at 5:30 p.m., local time, and at any adjournments or postponements of the meeting.

         We would like to have all stockholders represented at the meeting. If you do not expect to be present, please sign and mail your proxy card in the enclosed self-addressed, stamped envelope to our transfer agent, First Union National Bank, Attention: Proxy Department-NC 1153, 1525 W.T. Harris Boulevard, 3C3, Charlotte, North Carolina 28288-1153. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the meeting.

         The mailing address of St. Joseph Capital Corporation's principal executive offices is 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about April 7, 2000. Our 1999 annual report, which includes consolidated financial statements, is enclosed.

         St. Joseph Capital Corporation is a bank holding company which serves the financial needs of the "Michiana" area of Indiana and Michigan. It is the parent company of St. Joseph Capital Bank, an Indiana state bank located in Mishawaka, Indiana.

         Only holders of record of our common stock, par value $.01 per share, at the close of business on March 24, 2000, will be entitled to vote at the annual meeting or any adjournments or postponements of such meeting. On March 24, 2000, we had approximately 1,675,112 shares of common stock issued and outstanding. In the election of directors, and for all other matters to be voted upon at the annual meeting, each issued and outstanding share of common stock is entitled to one vote. All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposals set forth in this proxy statement.

         A majority of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors shall be elected by a plurality of the votes present in person or represented by proxy. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                              ELECTION OF DIRECTORS

         At the annual meeting of the stockholders to be held on May 16, 2000, the stockholders will be entitled to elect four Class I directors for a term expiring in 2003. The directors are divided into three classes having staggered terms of three years. Each of the nominees are incumbent directors. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information, as of March 24, 2000, concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including age, year first elected a director and business experience during the previous five years of each. Each of the individuals has held the position listed for the past five years unless otherwise noted. The four nominees, if elected at the annual meeting, will serve as Class I directors for three year terms expiring in 2003.


                                                      NOMINEES

NAME                                      DIRECTOR     PRINCIPAL OCCUPATION
(AGE)                                       SINCE      FOR THE LAST FIVE YEARS
-----                                       -----      -----------------------
CLASS I
(TERM EXPIRES 2003)

David A. Eckrich                            1996       President, Adams Road Development, Inc.
(Age 59)

Jerry Hammes                                1996       Chairman, Romy Hammes Bancorp, Inc., Peoples Bank of Kankakee
(Age 68)                                               County and Romy Hammes, Inc.

Arthur H. McElwee                           1996       President, Toefco Engineered Coating Systems, Inc.
(Age 57)                                               (1994-present)

John W. Rosenthal                           1996       Chairman, President and Chief Executive Officer of St. Joseph
(Age 41)                                               Capital Corporation and St. Joseph Capital Bank; Vice
                                                       President and Senior Corporate Banker, First National Bank of
                                                       Chicago (1988-1996)

                                                 CONTINUING DIRECTORS

CLASS II
(TERM EXPIRES 2001)

Brian R. Brady                              1998       Chairman, Brady Asset Management, LLC; President and Chief
(Age 48)                                               Executive Officer, Damon Corporation (1988-1998)

V. Robert Hepler                            1996       President  and Chief  Executive  Officer,  VRH Rentals  (1994 -
(Age 71)                                               Present)

Jack Matthys                                1996       Vice Chairman of St. Joseph Capital Corporation and Chief
(Age 53)                                               Lending Officer of St. Joseph Capital Bank

Richard A. Rosenthal                        1996       Athletic Director Emeritus (1995-present),
(Age 67)                                               Director of Athletics (1987 - 1995), University of Notre Dame

CLASS III
(TERM EXPIRES 2002)

Scott C. Malpass                            1996       Vice President for Finance and Chief Investment Officer,
(Age 37)                                               University of Notre Dame

Myron C. Noble                              1997       Chairman, Pi-Rod, Inc., Plymouth, Indiana
(Age 62)

Robert A. Sullivan                          1996       President, Capital Bank, N.A., Sylvania, Ohio
(Age 45)

         All of St. Joseph Capital Corporation's directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions, and no member of the board is related to another member by blood or marriage, except that Richard A. Rosenthal is the father of John W. Rosenthal. Mr. Arthur J. Decio serves as director emeritus.

         For serving on the board of directors of St. Joseph Capital Corporation and St. Joseph Capital Bank, directors who are also not officers receive annual fees of $1,000 as well as options to purchase 400 shares of our common stock at the then current fair market value of such shares on the date of grant. The options vest immediately and have a term of 10 years. Directors also receive options to purchase 50 shares for each board meeting that they attend. Options are not granted for board meetings of both St. Joseph Capital Corporation and St. Joseph Capital Bank when such meetings are held on the same day. No additional compensation is paid to directors for attendance at committee meetings.

         The board of directors of St. Joseph Capital Corporation has established an audit committee. St. Joseph Capital Bank's board of directors has established a directors' loan policy committee, an audit committee, an investment committee and a human resources committee. These committees are composed entirely of outside directors, except that John W. Rosenthal, St. Joseph Capital Corporation's president and chief executive officer, serves on all committees except the audit committee, and Jack Matthys, St. Joseph Capital Bank's chief lending officer, serves on the directors' loan policy committee and human resources committee.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE NOMINEES.


                          TRANSACTIONS WITH MANAGEMENT

         During the year ended December 31, 1999, certain directors and executive officers of St. Joseph Capital Corporation (including their affiliates, families and companies in which they are principal owners, officers or directors) became loan clients of, and have had other transactions with, us and St. Joseph Capital Bank in the ordinary course of business. Such loans and lines of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and are not believed to involve more than the normal risk of collectibility or present other unfavorable features.

                             EXECUTIVE COMPENSATION

         The following table shows the compensation for the last three fiscal years paid by us or St. Joseph Capital Bank to our chief executive officer. No other executive officer had a 1999 salary and bonus which exceeded $100,000.

------------------------------------------------------------------------------------------------------------------
                                            SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------
                                                  ANNUAL COMPENSATION
------------------------------------------------------------------------------------------------------------------
           (A)                    (B)              (C)             (D)             (G)                 (H)
        NAME AND                FISCAL         SALARY($)(1)     BONUS ($)      SECURITIES           ALL OTHER
   PRINCIPAL POSITION            YEAR                                          UNDERLYING      COMPENSATION($)(2)
                                 ENDED                                           OPTIONS
                             DECEMBER 31ST                                     GRANTED (#)
------------------------------------------------------------------------------------------------------------------
John W. Rosenthal                 1999           $  122,833    $   17,500            ---           $  13,347
President & Chief                 1998           $  107,000    $      ---         15,000           $  12,343
Executive Officer                 1997           $  101,015    $   10,000          3,000           $  13,186
------------------------------------------------------------------------------------------------------------------

(1)  Includes compensation deferred at the election of Mr. Rosenthal.
(2) Represents amounts paid by us for contributions to our 401(k) plan, an automobile allowance and for life insurance.

STOCK OPTION INFORMATION

         No stock options were granted in 1999 to the individual named in the summary compensation table. The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 1999, held by the individual named in the summary compensation table above:

------------------------------------------------------------------------------------------------------------------
                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                  OPTION VALUES
------------------------------------------------------------------------------------------------------------------
                         SHARES                     NUMBER OF SECURITIES
      NAME              ACQUIRED      VALUE        UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED IN-
     (#)(A)                ON       REALIZED          OPTIONS AT FY-END                 THE-MONEY OPTIONS
                        EXERCISE     ($)(C)                (#)(D)                       AT FY-END ($)(E)
                         (#)(B)
------------------------------------------------------------------------------------------------------------------
                                                 EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------
John W. Rosenthal          ---        $---          32,500          12,500        $   141,750        $     ---
------------------------------------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding our common stock beneficially owned on March 24, 2000 with respect to all persons known to us to be the beneficial owner of more than five percent of our common stock, each director, each executive officer named in the summary compensation table above and all directors and executive officers of St. Joseph Capital Corporation and St. Joseph Capital Bank as a group.

NAME OF INDIVIDUAL AND              AMOUNT AND NATURE OF            PERCENT
NUMBER OF PERSONS IN GROUP       BENEFICIAL OWNERSHIP(1)(2)        OF CLASS
--------------------------       --------------------------        --------
DIRECTORS
John W. Rosenthal(3)                        53,398                    3.1%
Brian R. Brady                              14,199                      *
David A. Eckrich                            35,043                    2.1%
Jerry Hammes                                49,368                    2.9%
V. Robert Hepler                            27,598                    1.6%
Scott C. Malpass                             7,463                      *
Jack Matthys                                40,000                    2.4%
Arthur H. McElwee                           16,689                    1.0%
Myron C. Noble                              37,823                    2.3%
Richard A. Rosenthal(4)                     28,668                    1.7%
Robert A. Sullivan                          15,058                      *
All directors and executive                328,254                   18.6%
officers as a group
(12 persons)
------------------------

* Indicates less than one percent.

(1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares.

(2) Includes shares obtainable under options granted to directors and officers of St. Joseph Capital Corporation and St. Joseph Capital Bank under our stock incentive plan which are presently exercisable or which become exercisable within 60 days of the date of this table, as follows: Mr. John
     W. Rosenthal - 35,500 shares; Mr. Brady - 2,349; Mr. Eckrich - 3,543; Mr. Hammes - 3,568; Mr. Hepler - 2,598; Messrs. Malpass and McElwee - 3,463; Mr. Matthys - 15,000; Mr. Noble - 2,823; Mr. Richard A. Rosenthal - 3,568; Mr. Sullivan - 3,558; and all directors and executive officers as a group - 88,133.

(3) Includes 8,000 shares held in a trust for the benefit of Mr. Richard Rosenthal's family and over which Mr. John Rosenthal has shared voting and investment power.

(4) Includes 8,000 shares gifted to a trust for the benefit of Mr. Richard Rosenthal's family by Mr. Richard Rosenthal and for which he disclaims beneficial ownership.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Stockholders will be asked to approve the appointment of Crowe, Chizek and Company LLP as our independent public accountants for the year ending December 31, 2000. A proposal will be presented at the annual meeting to ratify the appointment of Crowe, Chizek and Company LLP. If the appointment of Crowe, Chizek and Company LLP is not ratified, the matter of the appointment of independent public accountants will be considered by the board of directors. Representatives of Crowe, Chizek and Company LLP are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR RATIFICATION OF THIS APPOINTMENT.

                                     GENERAL

         Your proxy is solicited by the board of directors and we will bear the cost of solicitation. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of St. Joseph Capital Corporation or St. Joseph Capital Bank, acting on our behalf, may solicit proxies by telephone, telegraph or personal interview. We will, at our expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                                 OTHER BUSINESS

         It is not anticipated that any action will be asked of the stockholders other than that set forth above, but if other matters properly are brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

                           FAILURE TO INDICATE CHOICE

         If any stockholder fails to indicate a choice in items (1) and (2) on the proxy card, the shares of such stockholder shall be voted (FOR) in each instance.

                                   By order of the Board of Directors



                                   John W. Rosenthal
                                   Chairman

Mishawaka, Indiana
April 7, 2000



                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

                                     [MAP]

PROXY                    ST. JOSEPH CAPITAL CORPORATION                    PROXY
                  Proxy is Solicited By the Board of Directors
              For the Annual Meeting of Stockholders - May 16, 2000

     The undersigned hereby appoints John W. Rosenthal and Edward R. Pooley, or either of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders, to be held at the Center for Continuing Education at the University of Notre Dame, Notre Dame, Indiana, at 5:30 p.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

[ ]   Check here for address change.             [ ]   Check here if you plan to
      New Address:                                     attend the meeting.
                   ----------------------------

      -----------------------------------------

      -----------------------------------------

                 (Continued and to be signed on reverse side.)



                         ST. JOSEPH CAPITAL CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


1.   Election of Directors
     David A. Eckrich, Jerry Hammes,
     Arthur H. McElwee and John W. Rosenthal

2.   To ratify the selection of
     Crowe, Chizek and Company LLP

The board of directors recommends a vote FOR all proposals.

                                        THIS PROXY WILL BE VOTED IN ACCORDANCE
                                        WITH SPECIFICATION MADE. IF NO CHOICES
                                        ARE INDICATED, THIS PROXY WILL BE VOTED
                                        FOR ALL PROPOSALS.

                                        Dated:                            , 2000
                                              ----------------------------


NOTE:  Please sign exactly as your      Signature(s)
name(s) appears. For joint accounts,                ----------------------------
each owner should sign.  When signing
as executor, administrator, attorney,               ----------------------------
trustee or guardian, etc., please give
your full title.